UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2007

North Pointe Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	00051530	383615047
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28819 Franklin Road, Southfield , Michigan		48034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-358-1171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 5, 2007, North Pointe Holdings Corporation issued a press release regarding an assessment from the South Carolina Guaranty Association. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to this Item 7.01, including the exhibit, shall not be deemed incorporated by reference into any of North Pointe Holdings Corporation's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release dated November 30, 2007.

Forward-Looking Statements:

This Form 8-K may contain forward-looking statements, which are not historical facts. These statements involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This Form 8-K should be read in conjunction with the “Note on Forward-Looking Statements” section in Item 7 of North Pointe Holdings Corporation’s 2006 Form 10-K (which section is incorporated by reference herein) and in conjunction with other SEC reports filed by the Company that disclose other factors that may cause the Company’s actual results to differ materially. North Pointe Holdings Corporation expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pointe Holdings Corporation

December 5, 2007	By:	/s/ Brian J. Roney

Name: Brian J. Roney
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by North Pointe Holdings Corporation dated December 5, 2007